STOCK REDEMPTION AGREEMENT

THIS STOCK REDEMPTION AGREEMENT is entered into as of November 13, 2007 (the “Agreement”), by and between AFH Holding II, Inc., a Delaware corporation (the “Company”) and Lauren Scott (the “Seller”).  Each party to this Agreement is referred to herein as a “Party,” and they are all referred to collectively as “Parties.”

W I T N E S S E T H:

WHEREAS, the Company has agreed to redeem 5,000,000 shares (the “Shares”) of the Company’s common stock, $0.001 par value per share (the “Common Stock”), currently held by the Seller, which shall constitute 100% of the total outstanding shares of the Common Stock of the Company on a fully-diluted basis immediately prior to the Closing (as defined below), and the Seller has agreed to sell such Shares on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and of the mutual representations, warranties and agreements set forth herein, the Parties hereto agree as follows:

ARTICLE I

SALE AND PURCHASE OF SHARES

1.1           Incorporation of Recitals.  The provisions and recitals set forth above are hereby referred to and incorporated herein and made a part of this Agreement by reference.

1.2           Sale and Purchase of Shares.  Subject to the terms and conditions of this Agreement, at the Closing, the Seller hereby agrees to sell to the Company and the Company agrees to purchase from the Seller the Shares for an aggregate purchase price of $12,500 (the “Purchase Price”).  On the Closing Date (as defined below), the Purchase Price shall be delivered to the Seller.

1.3           Closing.  Subject to the terms and conditions of this Agreement, the closing of the transactions contemplated by this Agreement (the “Closing”) shall take place on November 13, 2007 (the “Closing Date”).  On the Closing Date, the Seller shall deliver to the Company: (a) stock certificate evidencing the Shares in negotiable form, duly endorsed in blank, or with stock transfer powers attached thereto (the “Share Certificate”).  On the Closing Date, the Company shall deliver to the Seller the Purchase Price for the purchase of the Shares.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF THE SELLER

Except as set forth under the corresponding section of the disclosure schedules (the “Disclosure Schedules”) attached hereto as Exhibit A, which Disclosure Schedules shall be deemed a part hereof, the Seller hereby represents and warrants to Company that now and as of the Closing:

(a)           The Seller is the lawful owner of the Shares and has full power and authority to sell the Shares, free and clear of any liens or encumbrances whatsoever;

(b)           The sale of the Shares contemplated by this Agreement do not conflict with, or result in a breach of, or a default under, or give rise to a right of acceleration under, any agreement or instrument to which the Seller is a party;

(c)           No broker or finder has acted for the Seller in connection with this Agreement or the transactions contemplated hereby, and no broker or finder is entitled to any brokerage or finder’s fee or other commissions in respect of such transactions based upon agreements, arrangements or understandings made by or on behalf of the Seller;

(d)           The Seller acknowledges that she (i) has had the opportunity to be advised by legal counsel of her own choosing with respect to the transactions contemplated by this Agreement and (ii) is aware the Company contemplates the sale of shares of common stock to an identified buyer at a price per share greater than she is receiving hereunder; and

(e)           The representations and warranties of the Seller included in this Agreement and any list, statement, document or information set forth in, attached to any
Schedule provided pursuant to this Agreement or delivered hereunder, are true and complete in all material respects and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated herein or therein or necessary to make the statements contained herein or therein not misleading, under the circumstance under which they were made and shall survive after Closing as set forth herein.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company hereby represents and warrants to the Seller that now and as of the Closing:

(a)           The Company has the full rights, power and authority to enter into and perform its obligations under this Agreement;

(b)           This Agreement has been duly authorized by all necessary corporate or other action of the Company and has been duly executed and delivered, and this
Agreement is the valid, legal and binding obligation of the Company, enforceable in accordance with its terms;

(c)           The Company is not in violation of its Articles of Incorporation or Bylaws as of the date hereof.  The execution, delivery and performance of this Agreement and the transactions contemplated hereby (i) do not require any approval or consent of, or filing with, any governmental agency or authority in the United States of America or otherwise which has not been obtained and which is not in full force and effect as of the date hereof, (ii) will not conflict with or constitute a breach or violation of the Articles of Incorporation or Bylaws of the Company, and (iii) will not result in a violation of any law or regulation to which the Company is subject;

(d)           The Company is not, and the performance of this Agreement by the Company will not render the Company insolvent within the meaning of applicable law or bankrupt under applicable bankruptcy laws;

(e)           The Company is not a party to, subject to or bound by any agreement or any judgement, order, writ, prohibition, injunction or decree of any court or other governmental body or any law or regulation which would prevent the execution or performance of this Agreement by the Company;

(f)           No broker or finder has acted for the Company in connection with this Agreement or the transactions contemplated hereby, and no broker or finder is entitled to any brokerage or finder’s fee or other commissions in respect of such transactions based upon agreements, arrangements or understandings made by or on behalf of the Company;

(g)           The redemption of the Shares contemplated by this Agreement does not conflict with, or result in a breach of or a default under, or give rise to a right of acceleration under, any agreement or instrument to which the Company is a party or by which it is bound; and

(h)           The representations and warranties of the Company included in this Agreement and any list, statement, document or information set forth in, attached to any
Schedule provided pursuant to this Agreement or delivered hereunder, are true and complete in all material respects and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated herein or therein or necessary to make the statements contained herein or therein not misleading, under the circumstance under which they were made and shall survive after Closing as set forth herein.

ARTICLE IV

Reserved.

ARTICLE V

DELIVERIES & CONDITIONS

5.1           Items to be delivered to the Company at the Closing by the Seller.  The Company’s obligation to purchase the Shares hereunder is conditioned on the following closing conditions and deliveries:

(a)           Delivery by the Seller of the following:

(i)           All applicable schedules hereto;

(ii)          A duly executed copy of this Agreement;

(iii)         The Share Certificate; and

(iv)         Any other document reasonably requested by the Company that the Company deems necessary for the consummation of this transaction; and

(b)           The representations and warranties set forth in Article II of this Agreement shall be true and correct in all material respects.

5.2           Items to be delivered to the Seller at the Closing by the Company.  The Seller’s obligations to sell the Shares hereunder are conditioned on the following closing conditions and deliveries by the Company:

(a)           Delivery by the Company of the following:

(i)           All applicable exhibits and schedules hereto;

(ii)          A duly executed copy of this Agreement;

(iii)         The Seller is satisfied with her due diligence investigation of the Company, in her sole discretion;

(iv)         Any other document reasonably requested by the Seller that she deems necessary for the consummation of this transaction; and

(v)          The Purchase Price.

(b)           The representations and warranties set forth in Article III of this Agreement shall be true and correct in all material respects.

ARTICLE VI

TERMINATION

6.1           Termination.  This Agreement may be terminated:

(a)           at any time before, or at, Closing by written notice of the Company; and

(b)           prior to the Closing by any Party at any time if any provision (including, but not limited to, the representations and warranties) of this Agreement that is applicable to or required to be performed by the other Party shall be materially untrue or shall become incapable of being accomplished or if any conditions set forth in Article V hereof have not been fully satisfied as of the Closing Date.

Upon termination of this Agreement for any reason, in accordance with the terms and conditions set forth in this paragraph, each Party shall bear its own costs and expenses.

ARTICLE VII

INDEMNIFICATION

7.1           Indemnification.

(a)           Obligation of Seller to Indemnify.  The Seller agrees to indemnify, defend and hold harmless the Company (and its directors, officers, employees, affiliates, stockholders, debenture holders, agents, attorneys, successors and assigns) from and against all losses, liabilities, damages, deficiencies, costs or expenses (including interest, penalties and reasonable attorneys’ and consultants’ fees and disbursements) (collectively, “Losses”) based upon, arising out of or otherwise in respect of any (i) inaccuracy in any representation or warranty of the Seller contained in this Agreement, or (ii) breach by the Seller of any covenant or agreement contained in this Agreement.

(b)           Obligation of Company to Indemnify.  The Company agrees to indemnify, defend and hold harmless the Seller from and against all Losses based upon, arising out of or otherwise in respect of any (i) inaccuracy in any representation or warranty of the Company contained in this Agreement, or (ii) breach by the Company of any covenant or agreement contained in this Agreement.

(c)           Notice and Opportunity to Defend.  Promptly after receipt by any person entitled to indemnity under this Agreement (an “Indemnitee”) of notice of any demand, claim or circumstances which, with the lapse of time, would or might give rise to a claim or the commencement (or threatened commencement) of any action, proceeding or investigation (an “Asserted Liability”) that may result in a Loss, the Indemnitee shall give notice thereof (the “Claims Notice”) to any other party (or parties) who is or may be obligated to provide indemnification pursuant to Section 7.1(a) (the “Indemnifying Party”).  The Claims Notice shall describe the Asserted Liability in reasonable detail and shall indicate the amount (estimated, if necessary and to the extent feasible) of the Loss that has been or may be suffered by the Indemnitee.

(d)           The Indemnifying Party may elect to compromise or defend, at its own expense and by its own counsel, any Asserted Liability.  If the Indemnifying Party elects to compromise or defend such Asserted Liability, it shall within 30 days after the date the Claims Notice is given (or sooner, if the nature of the Asserted Liability so requires) notify the Indemnitee of its intent to do so, and the Indemnitee shall cooperate, at the expense of the Indemnifying Party, in the compromise of, or defense against, such Asserted Liability.  If the Indemnifying Party elects not to compromise or defend the Asserted Liability, fails to notify the Indemnitee of its election as herein provided or contests its obligation to indemnify under this Agreement, the Indemnitee may pay, compromise or defend such Asserted Liability and all reasonable expenses incurred by the Indemnitee in defending or compromising such Asserted Liability, all amounts required to be paid in connection with any such Asserted Liability pursuant to the determination of any court, governmental or regulatory body or arbitrator, and amounts required to be paid in connection with any compromise or settlement consented to by the Indemnitee, shall be borne by the Indemnifying Party.  Except as otherwise provided in the immediately preceding sentence, the Indemnitee may not settle or compromise any claim over the objection of the Indemnifying Party.  In any event, the Indemnitee and the Indemnifying Party may participate, at their own expense, in (but the Indemnitee may not control) the defense of such Asserted Liability.  If the Indemnifying Party chooses to defend any claim, the Indemnitee shall make available to the Indemnifying Party any books, records or other documents within its control that are necessary or appropriate for such defense.

ARTICLE VIII

MISCELLANEOUS

8.1           Survival of Representations, Warranties and Agreements.  All representations, warranties and statements made by a Party in this Agreement or in any document or certificate delivered pursuant hereto shall survive the Closing Date.  Each of the Parties hereto is executing and carrying out the provisions of this Agreement in reliance upon the representations, warranties and covenants and agreements contained in this Agreement or at the Closing of the transactions herein provided for and not upon any investigation which it might have made or any representation, warranty, agreement, promise or information, written or oral, made by the other Party or any other person other than as specifically set forth herein.

8.2           Access to Books and Records.  During the course of this transaction through Closing, the Company agrees to make available for inspection all Company corporate books, records and assets, and otherwise afford the Seller and its representatives, reasonable access to all documentation and other information concerning the business, financial and legal conditions of the Company for the purpose of conducting a due diligence investigation thereof.  Such due diligence investigation shall be for the purpose of satisfying each Party as to the business, financial and legal condition of the Company for the purpose of determining the desirability of consummating the proposed transaction.  The Parties further agree to keep confidential and not use for their own benefit, except in accordance with this Agreement any information or documentation obtained in connection with any such investigation.

8.3           Further Assurances.  If, at any time after the Closing, the Parties hereby mutually agree that any further deeds, assignments or assurances in law or any other things are necessary, desirable or proper to complete the transactions contemplated hereby in accordance with the terms of this Agreement or to vest, perfect or confirm, of record or otherwise, the title to any property or rights of the Parties hereto, the Parties agree that their proper officers and directors shall execute and deliver all such proper deeds, assignments and assurances in law and do all things necessary, desirable or proper to vest, perfect or confirm title to such property or rights and otherwise to carry out the purpose of this Agreement, and that the proper officers and directors the Parties are fully authorized to take any and all such action.

8.4           Notice.  All communications, notices, requests, consents or demands given or required under this Agreement shall be in writing and shall be deemed to have been duly given when delivered to, or received by prepaid registered or certified mail or recognized overnight courier addressed to, or upon receipt of a facsimile sent to, the Party for whom intended, as follows, or to such other address or facsimile number as may be furnished by that Party by notice in the manner provided herein:

If to the Company:

AFH Holding II, Inc.
9595 Wilshire Boulevard, Suite 900
Beverly Hills, California 90212
Attn: Amir F. Heshmatpour, President
Tel:  (310) 300-3431
Fax:  (310) 300-3412

If to the Seller:

Lauren Scott
P.O. Box 152112
San Diego, California 92195
Tel: (619) 659-9663
Fax: (619) 393-5900

8.5           Entire Agreement.  This Agreement, the Exhibits and Schedules hereto and any instruments and agreements to be executed pursuant to this Agreement, set forth the entire understanding of the Parties hereto with respect to its subject matter, merges and supersedes all prior and contemporaneous understandings with respect to its subject matter and may not be waived or modified, in whole or in part, except by a writing signed by each of the Parties hereto.  No waiver of any provision of this Agreement in any instance shall be deemed to be a waiver of the same or any other provision in any other instance.  Failure of any Party to enforce any provision of this Agreement shall not be construed as a waiver of its rights under such provision.

8.6           Successors and Assigns.  This Agreement shall be binding upon, enforceable against and inure to the benefit of, the Parties hereto and their respective heirs, administrators, executors, personal representatives, successors and assigns, and nothing herein is intended to confer any right, remedy or benefit upon any other person.  This Agreement may not be assigned by the Seller except with the prior written consent of the Company.  This Agreement and all of the obligations of the Seller may be assigned by the Company without the prior notice to the Seller or written consent of the Seller and upon assignment, all of the rights and obligations of Company shall be the rights and obligations of the Company’s designated assignee.

8.7           Governing Law.  This Agreement shall in all respects be governed by and construed in accordance with the laws of the State of California, USA that are applicable to agreements made and fully to be performed in such state, without giving effect to conflicts of law principles.

8.8           Counterparts.  This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

8.9           Construction.  Headings contained in this Agreement are for convenience only and shall not be used in the interpretation of this Agreement.  References herein to Articles, Sections and Exhibits are to the articles, sections and exhibits, respectively, of this Agreement.  The Schedules hereto are hereby incorporated herein by reference and made a part of this Agreement.  As used herein, the singular includes the plural, and the masculine, feminine and neuter gender each includes the others where the context so indicates.

8.10           Severability.  If any provision of this Agreement is held to be invalid or unenforceable by a court of competent jurisdiction, this Agreement shall be interpreted and enforceable as if such provision were severed or limited, but only to the extent necessary to render such provision and this Agreement enforceable.

8.11           Confidentiality; Public Disclosure.  Each of the parties hereto hereby agrees that the information obtained pursuant to the negotiation and execution of this Agreement shall be treated as confidential and not be disclosed to third parties who are not agents of one of the Parties to this Agreement.

8.12           Notification of Certain Matters.  Each Party shall give prompt notice to the other of (i) the occurrence or non-occurrence of any event, the occurrence or non-occurrence of which is likely to cause any representation or warranty of such party contained in this Agreement to be untrue or inaccurate and (ii) any failure of such Party to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; provided, however, that the delivery of any notice pursuant to this Section shall not limit or otherwise affect any remedies available to the Party receiving such notice.  Further, disclosure pursuant to this Section shall not be deemed to amend or supplement the Schedules hereto or prevent or cure any misrepresentations, breach of warranty or breach of covenant.

8.13           Currency.  The parties hereto agree that all monetary amounts set forth herein are referenced in United States dollars, unless otherwise stated.

8.14           Rules of Construction.  The parties hereto agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the Party drafting such agreement or document.

8.15           Counterparts.  This Agreement may be executed in counterparts and by facsimile signatures.  In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the Party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.  All such counterparts shall together constitute one and the same instrument.

IN WITNESS WHEREOF, each of the Parties hereto has executed this Agreement as of the date first set forth above.

COMPANY:

AFH HOLDING II, INC,
a Delaware corporation

By:  /s/   Amir F. Heshmatpour
        Amir F. Heshmatpour, President

SELLER: /s/ Lauren Scott
Lauren Scott

Schedule A

Schedule of Liabilities

None.

Exhibit A

Disclosure Schedules

None.